EXHIBIT 99.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-99196, 33-94974, 333-65799, 333-36159, 333-82418, 333-82416, 333-140539, 333-158287 and 333-169438) and the Registration statements on Form S-3 (Nos. 333-143421, 333-161315, 333-165356 and 333-169434) of Acorn Energy, Inc. (the “Company”) of our report dated March 15, 2012, relating to the consolidated financial statements and the effectiveness of internal control, which appear in the Company’s Form 10-K for the year ended December 31, 2011.

/s/Friedman LLP

March 15, 2012

East Hanover, New Jersey